UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): January 3, 2006
TRIO-TECH INTERNATIONAL

(Exact Name of Registrant as Specified in Its Charter)
California

(State or Other Jurisdiction of Incorporation)

1-14523	95-2086631

(Commission File Number)	(IRS Employer Identification No.)

14731 Califa Street, Van Nuys, California	91411

(Address of Principal Executive Offices)	(Zip Code)
(818) 787-7000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
On January 17, 2006, Trio Tech International PTE. LTD, a Singapore company and a wholly-owned subsidiary of Registrant (the “Company”), issued a press release announcing that, on January 3, 2006, the Company completed the acquisition of 100% of the issued share capital of Globetronics (Shanghai) Inc., a wholly-owned China subsidiary of Globetronics International Inc., a British Virgin Islands company, and the acquisition of all of Globetronics (Shanghai) Inc.’s cash and bank balances as of that date (consisting of 2,841,353 Reminbi, or $351,218 (US) based on the fixed rate stated in the agreement). The total cash purchase price for such issued share capital, cash and bank balances was $504,218 (US). A down payment of $15,300 (US) was paid on or about June 3, 2005 and the balance was paid on or about January 3, 2006 using internally generated funds of the Company.
Pursuant to the terms of the Agreement, the name of the acquired company was changed from Globetronics (Shanghai) Inc. to Trio-Tech (Shanghai) Co., Ltd upon the successful completion of the acquisition. The China subsidiary is a burn-in testing division dealing with testing of semiconductor components.
A copy of the press release is attached as Exhibit 99.1
Forward Looking Statements. The statements in this Current Report on Form 8-K concerning current management’s expectations are “forward looking statements” within the meaning of Section 27A of the Securities and Exchange Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended, that involve risks and uncertainties. Any statements contained herein (including, without limitation, statements to the effect that the Company or management “estimates,” “expects,” “intends,” “continues,” “may,” or “will” or statements concerning “potential” or variations thereof or comparable terminology or the negative thereof), that are not statements of historical fact should be construed as forward looking statements. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements due to numerous factors, including those described above and the following: the effectiveness of the cost reduction initiatives undertaken by the Company, changes in demand for the Company’s products, product mix, the timing of customer orders and deliveries, the impact of competitive products and pricing, excess or shortage of production capacity, and other risks discussed from time to time in the Company’s Securities and Exchange Commission filings and reports The Company assumes no obligation to update the information herein or on the Company’s or its subsidiaries’ websites.
Item 9.01 Financial Statements and Exhibits
(c)	Exhibits:

99.1	Press release issued by the registrant on January 17, 2006
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trio-Tech International (Registrant)
By:	/s/ VICTOR H.M. TING
Victor H.M. Ting
Vice President and Chief Financial Officer (Principal Financial Officer)

Date January 17, 2006